UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2020

Intersect ENT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Adams Drive Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (650) 641-2100
Not Applicable
(Former Name or Former Address, in Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	XENT	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 22, 2020, Intersect ENT, Inc. (the “Company”) entered into the Third Amendment to Lease (the “Third Amendment”) with Menlo Prepi I, LLC, a Delaware limited liability company, and TPI Investors 9, LLC, a California limited liability company. The Third Amendment amends the original Lease dated March 2, 2012 (the “Original Lease”) as modified by the Amendments to the lease dated December 17, 2014 and December 2, 2019 (the “First Amendment” and “Second Amendment”, respectively), for the Company's headquarters located at 1555 Adams Drive, Menlo Park, California 94025, which covers approximately 50,373 rentable square feet of office space (the “Premises”). The Third Amendment provides for an extension of the term of the Original Lease as modified by the First and Second Amendment.

Pursuant to the Third Amendment, the term of the Company's lease is extended by 40 months. Beginning on January 1, 2021, rent for the Premises will be paid on a monthly basis and will increase from $251,865 per month to $294,682 per month for the first 12 months under the Third Amendment and incrementally thereafter to $362,239 per month through December 31, 2027, with an average monthly rent of $327,493. The total amount of rent payable under the Third Amendment is approximately $27.5 million.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
    The information set forth under Item 1.01 is incorporated here by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Third Amendment to Lease, by and among Intersect ENT, Inc., Menlo Prepi I, LLC, and TPI Investors 9, LLC, dated as of December 22, 2020.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.
Dated: December 23, 2020
	By:	/s/ Patrick A. Broderick
Name: Patrick A. Broderick
Title: Executive Vice President, General Counsel and Corporate Secretary